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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 9, 2000


                              Repligen Corporation
                              ---------------------
             (Exact name of Registrant as specified in its charter)

                    117 Fourth Avenue, Needham, Massachusetts
                    -----------------------------------------
                    (Address of principal executive offices)

                                      02494
                                      -----
                                   (Zip Code)

                                 (781) 449-9560
                                 ---------------
               Registrant's telephone number, including area code

                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)


           Delaware                      000-14656            04-2729386
           --------                      ---------            ----------
(State or other jurisdiction of      (Commission file      (I.R.S. Employer
 incorporation or organization)          number)           Identification No.)



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Item 5.  Other Events.
----------------------

         On May 9, 2000, Repligen Corporation (the "Company") entered into an agreement with Tolerance Therapeutics LLC ("Tolerance") pursuant to which Tolerance assigned its rights to a patent application claiming the use of CTLA4-Ig as an immunosuppressive agent.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired:  None required.

         (b)      Pro Forma Financial Information:  None required.

         (c)      Exhibits:
                  ---------

         Exhibit No.       Description
         -----------       -----------

         99.1              Press release of the Company dated May 18, 2000.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


        REPLIGEN CORPORATION



                                 By:    /S/ Walter C. Herlihy
                                        --------------------------------
                                 Name:  Walter C. Herlihy
                                 Title: President and Chief Executive Officer



Date:  May 19, 2000




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                                  EXHIBIT INDEX



Exhibit No.      Description
-----------      -----------

99.1             Press release of the Company dated May 18, 2000.